SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
September 16, 2009
Date of Report
(Date of Earliest Event Reported)
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-2311
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On September 16, 2009, Synovus Financial Corp. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., as representative of the several underwriters named therein (collectively the “Underwriters”), providing for the offer and sale in a firm commitment offering of 150,000,000 shares (“Firm Shares”) of common stock of the Company, $1.00 par value per share (“Common Stock”), sold by the Company at a public offering price of $4.00 per share ($3.81 per share, net of underwriting discounts). In addition, pursuant to the terms of the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to 22,500,000 additional shares of Common Stock (the “Option Shares”; the Firm Shares and the Option Shares are referred to herein as the “Shares”) to cover over-allotments, if any. The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement related to the offering of the Shares (the “Registration Statement”). The Company also has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
     The following exhibits are filed with this Form 8-K pursuant to Item 601 of the Securities and Exchange Commission’s (the “Commission”) Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Form 8-K is incorporated by reference into the Registration Statement and, as such, the Company is filing the following exhibits to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Form 8-K, and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits
     Exhibit No.     Description
          1.1         Underwriting Agreement dated September 16, 2009 by and between the Company and J.P. Morgan Securities Inc., as representative of the several underwriters named in the agreement
          5.1         Opinion of Alana L. Griffin, Deputy General Counsel of the Company, regarding validity of the Shares
          99.1       Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3)

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)
Dated: September 22, 2009	By:	/s/ Samuel F. Hatcher
Samuel F. Hatcher
Executive Vice President, General Counsel and Secretary

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